UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
      PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                               Phoenix-Kayne Funds
                              Phoenix-Seneca Funds
                      -------------------------------------
              (Name of Registrants as Specified in their Charters)

                           Matthew A. Swendiman, Esq.
                         c/o The Phoenix Companies, Inc.
                                One American Row
                           Hartford, Connecticut 06102
                      -------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
--------------------------------------------------------------------------------
    2) Form, Schedule or Registration No.:
--------------------------------------------------------------------------------
    3) Filing Party:
--------------------------------------------------------------------------------
    4) Date Filed:
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

                              PHOENIX-KAYNE FUNDS
                       1800 AVENUE OF THE STARS, 2ND FLOOR
                              LOS ANGELES, CA 90067

                                       AND

                              PHOENIX-SENECA FUNDS
                              909 MONTGOMERY STREET
                             SAN FRANCISCO, CA 94133

                             -----------------------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 15, 2005

                             -----------------------
To the Shareholders:

    A Joint Special Meeting of Shareholders of Phoenix-Kayne Funds and Phoenix-Seneca Funds (hereafter, the "Trust") will be held in the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, on Tuesday, February 15, 2005 at 10:00 A.M. for the following purposes:

    (1) To reconstitute the Board of Trustees of the Phoenix-Kayne Funds and the Phoenix-Seneca Funds (the "Board") and to elect fourteen trustees to such Board to serve until the next meeting of shareholders at which trustees are elected;

    (2) To ratify the Board's selection of PricewaterhouseCoopers LLP as the Phoenix-Kayne Funds and the Phoenix-Seneca Funds Independent Registered Public Accounting Firm for the 2005 fiscal years ending December 31, 2005 and September 30, 2005, respectively; and

    (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board has fixed January 3, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o Through the Internet for the Phoenix-Kayne Funds at www.eproxyvote.com/kayne;

    o Through the Internet for the Phoenix-Seneca Funds at www.eproxyvote.com/seneca;

    o By telephone, with a toll-free call to 1-877-779-8683;

    o By mail, with the enclosed proxy card and postage-paid envelope; or

    o In person at the meeting.

    We encourage you to vote via the Internet or by telephone. Please have your proxy card in hand, then go to the above Internet site or call the above telephone number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation. If you elect to vote using one of these methods, do not return your proxy card unless you later elect to change your vote. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.


                                              By Order of the Board of Trustees,




                                              MATTHEW A. SWENDIMAN, Secretary
Hartford, Connecticut
January 5, 2005

                               PHOENIX-KAYNE FUNDS
                       1800 AVENUE OF THE STARS, 2ND FLOOR
                          LOS ANGELES, CALIFORNIA 90067

                                       AND

                              PHOENIX-SENECA FUNDS
                              909 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94133

                           ---------------------------

                                 PROXY STATEMENT

                     A JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 15, 2005

                           ---------------------------

    The enclosed proxy is solicited by the Boards of Trustees of Phoenix-Kayne Funds (the "Kayne Fund") and Phoenix-Seneca Funds (the "Seneca Fund") (collectively, the "Trust") for use at the Joint Special Meeting of Shareholders to be held on Tuesday, February 15, 2005, and at any adjournment thereof. Shareholders of record at the close of business on January 3, 2005 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session.

    On January 3, 2005 (the "Record Date"), the number of whole shares of each series of the Kayne Fund and the Seneca Fund outstanding (the "Shares"), and the whole votes represented by such shares as of the Record Date:

--------------------------------------------------------------------------------
  TRUST, Series and Class        Shares Outstanding        Votes Represented
---------------------------- -------------------------- ------------------------
PHOENIX-KAYNE FUNDS:
---------------------------- -------------------------- ------------------------
Phoenix-Kayne
California Intermediate
Tax-Free Bond Fund
---------------------------- -------------------------- ------------------------
    Class X Shares                          3,553,211                38,303,616
---------------------------- -------------------------- ------------------------
Phoenix-Kayne
Intermediate Total
Return Bond Fund
---------------------------- -------------------------- ------------------------
    Class X Shares                          4,696,061                50,717,462
---------------------------- -------------------------- ------------------------

---------------------------- -------------------------- ------------------------
Phoenix-Kayne
International Fund
---------------------------- -------------------------- ------------------------
    Class A Shares                            897,934                11,287,035
---------------------------- -------------------------- ------------------------
    Class B Shares                             30,900                   386,256
---------------------------- -------------------------- ------------------------
    Class C Shares                             84,305                 1,053,813
---------------------------- -------------------------- ------------------------
    Class X Shares                          3,671,695                46,373,511
---------------------------- -------------------------- ------------------------
Phoenix-Kayne Rising
Dividends Fund
---------------------------- -------------------------- ------------------------
    Class A Shares                          3,350,237                52,933,740
---------------------------- -------------------------- ------------------------
    Class B Shares                            189,519                 2,965,975
---------------------------- -------------------------- ------------------------
    Class C Shares                            198,865                 3,114,230
---------------------------- -------------------------- ------------------------
    Class X Shares                          6,053,555                95,888,304
---------------------------- -------------------------- ------------------------
Phoenix-Kayne Small-
Mid Cap Fund
---------------------------- -------------------------- ------------------------
    Class A Shares                          3,577,385                72,406,274
---------------------------- -------------------------- ------------------------
    Class B Shares                            217,883                 4,340,231
---------------------------- -------------------------- ------------------------
    Class C Shares                            878,515                17,526,381
---------------------------- -------------------------- ------------------------
    Class X Shares                          4,480,358                91,175,288
---------------------------- -------------------------- ------------------------
PHOENIX-SENECA FUNDS:
---------------------------- -------------------------- ------------------------
Phoenix-Seneca Bond
Fund
---------------------------- -------------------------- ------------------------
    Class A Shares                          2,624,878                27,797,457
---------------------------- -------------------------- ------------------------
    Class B Shares                            711,040                 7,394,821
---------------------------- -------------------------- ------------------------
    Class C Shares                            319,776                 3,332,070
---------------------------- -------------------------- ------------------------
    Class X Shares                          3,706,664                39,624,025
---------------------------- -------------------------- ------------------------
Phoenix-Seneca Equity
Income Fund
---------------------------- -------------------------- ------------------------
    Class A Shares                            249,678                 4,142,165
---------------------------- -------------------------- ------------------------
    Class B Shares                            114,894                 1,879,664
---------------------------- -------------------------- ------------------------
    Class C Shares                            120,776                 1,983,147
---------------------------- -------------------------- ------------------------
    Class X Shares                          1,377,523                23,541,865
--------------------------------------------------------------------------------

Phoenix-Seneca Mid-Cap
"EDGE"(SM) Fund
---------------------------- -------------------------- ------------------------
    Class A Shares                          2,138,403                35,540,261
---------------------------- -------------------------- ------------------------
    Class B Shares                          1,186,760                18,664,007
---------------------------- -------------------------- ------------------------
    Class C Shares                          1,180,837                18,550,946
---------------------------- -------------------------- ------------------------
    Class X Shares                            792,566                13,521,178
--------------------------------------------------------------------------------

    Each Shareholder will be entitled to one vote for each dollar of net asset value of Shares held as of the Record Date and a proportional fractional vote for each fractional dollar value. Votes will be tabulated for the Kayne Fund and the Seneca Fund separately.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, the proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. The cost of solicitation will be borne by Phoenix Investment Partners, Ltd. or an affiliate.

    In the event that sufficient votes in favor of either of the proposals set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purpose of calculating the vote with respect to such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940, as amended (the "1940 Act").

    At December 1, 2004, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust or of any class thereof.

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about January 18, 2005. A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 56 PROSPECT STREET, P.O. BOX 150480, HARTFORD, CT 06115-0480 OR CALL, TOLL FREE, AT (800) 243-4361.

                                 PROPOSAL NO. 1

                      TO RECONSTITUTE THE BOARD OF TRUSTEES
                  AND TO ELECT FOURTEEN TRUSTEES TO SUCH BOARD

    At a special meeting of the Board of Trustees of the Kayne Fund and the Seneca Fund (the "Partners Board") on August 16-18, 2004, the independent Trustees (trustees who are not interested persons of the Trust) considered a proposal by management to consolidate the oversight of the Kayne Fund and the Seneca Fund under a new Board of Trustees consisting of all of the members of the Board of Trustees of the Phoenix Funds (the "Phoenix Funds Board") (the "Reconstituted Board"). The Phoenix Funds Board oversees more than 20 mutual funds managed by advisory affiliates of Phoenix Investment Partners, Ltd. ("PXP"). The Adviser for the Kayne Fund is Kayne Anderson Rudnick Investment Management, LLC ("Kayne Advisers") and the adviser for the Seneca Fund is Phoenix Investment Counsel, Inc. ("PIC"), both of which are advisory affiliates of PXP.

    Since the early 1990's, PXP has assumed management of various acquired mutual fund complexes. PXP has worked to consolidate the board functions associated with the acquired fund complexes.

    Consolidation under the Reconstituted Board would reduce expenses to shareholders associated with maintaining the Partners Board as a separate board of trustees. Consolidation will reduce the administrative efforts in having to coordinate and oversee separate board meetings and permit oversight of the Kayne Fund (Phoenix-Kayne California Intermediate Tax-Free Bond Fund, Phoenix-Kayne Intermediate Total Return Bond Fund, Phoenix-Kayne International Fund, Phoenix-Kayne Rising Dividends Fund and Phoenix-Kayne Small-Mid Cap Fund) and the Seneca Fund (Phoenix-Seneca Bond Fund, Phoenix-Seneca Equity Income Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund) by a common board.

    The independent Trustees have approved fixing the number of trustees at fourteen and have nominated the fourteen Phoenix Funds Board members as candidates to fill the trustees' positions on the Reconstituted Board (the "Nominees"). The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as trustees of the Nominees named below. The Partners Board recommends that the shareholders reconstitute the board of trustees and elect the persons who they have nominated for election.

    Each of the Nominees has agreed to serve as a trustee if elected. If, at the time of the meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors.

    The following table sets forth the names, dates of birth, principal occupations and other information relating to the Nominees except for Messrs. Dill and Romans who are being nominated for a two year term to expire in 2006, to coincide with the expiration of their terms as Trustees of the Phoenix Funds Board. There is no stated term of office for trustees of the Kayne and Seneca Funds.

                                                        INDEPENDENT NOMINEES

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
E. Virgil Conway                   Nominee              37          Chairman, Rittenhouse Advisors, LLC (consulting firm) since
Rittenhouse Advisors, LLC         Currently                         2001. Trustee/Director, Realty Foundation of New York
101 Park Avenue                    Trustee                          (1972-present),  Josiah Macy, Jr., Foundation (1975-present),
New York, NY 10178                Kayne Fund                        Pace University (Director/Trustee Emeritus) (2003-present),
DOB: 8/2/29                       since 2002                        New York Housing Partnership Development Corp. (Chairman)
                                     and                            (1981-present), Greater New York Councils, Boy Scouts of
                                 Seneca Fund                        America (1985-present), The Academy of Political Science
                                  since 2000                        (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus) (since
                                                                    2004). Director/Trustee, The Harlem Youth Development
                                                                    Foundation, (Chairman) (1998-2002), Metropolitan
                                                                    Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                                                    (1994-2001), Consolidated Edison Company of New York, Inc.
                                                                    (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                                                    Centennial Insurance Company (1974-2002), Union Pacific Corp.
                                                                    (1978-2002), BlackRock Freddie Mac Mortgage Securities Fund
                                                                    (Advisory Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                    University (1978-2003).

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Harry Dalzell-Payne                Nominee              37          Currently retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court            Currently                         (1988-present).
Elmore, GL0S, GL2 3NT              Trustee
U.K.                              Kayne Fund
DOB: 8/9/29                       since 2002
                                     and
                                 Seneca Fund
                                  since 2000

S. Leland Dill                     Nominee              27          Currently retired. Trustee, Phoenix Funds Complex
7721 Blue Heron Way                                                 (1989-present). Trustee, Scudder Investments (33 portfolios)
West Palm Beach, FL 33412                                           (1986-present). Director, Coutts & Co. Trust Holdings Limited
DOB: 3/28/30                                                        (1991-2000), Coutts & Co. Group (1991-2000) and Coutts & Co.
                                                                    International (USA) (private banking) (1991-2000).

Francis E. Jeffries                Nominee              29          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902                                            (1984-present). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1995-present).
DOB: 9/23/30

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Leroy Keith, Jr.                   Nominee              27          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.                                           since 2001. Director/Trustee, Evergreen Funds (six
736 Market Street,                                                  portfolios). Trustee, Phoenix Funds Complex (1980-present).
Ste. 1430                                                           Chairman (1998 to 2000) and Chief Executive Officer
Chattanooga, TN 37402                                               (1995-1998), Carson Products Company (cosmetics).
DOB: 2/14/39

Geraldine M. McNamara              Nominee              37          Managing Director, U.S. Trust Company of New York (private
U.S. Trust Company of             Currently                         bank) (1982-present). Trustee/Director, Phoenix Funds Complex
   New York                        Trustee                          (2001-present).
11 West 54th Street               Kayne Fund
New York, NY 10019                since 2002
DOB: 4/17/51                         and
                                 Seneca Fund
                                  since 2001

Everett L. Morris                  Nominee              37          Currently retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                    Currently                         (1995-present). Vice President, W.H. Reaves and Company
Colts Neck, NJ 07722               Trustee                          (investment management) (1993-2003).
DOB: 5/26/28                      Kayne Fund
                                  since 2002
                                     and
                                 Seneca Fund
                                  since 2000

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
James M. Oates                     Nominee              27          Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners            Currently                         Markets, Inc.) (financial services) (1997-present).  Managing
150 Federal Street,               Consulting                        Director Wydown Group (consulting firm) (1994-present).
Suite 1000                        Committee                         Director, Investors Financial Service Corporation
Boston, MA 02110                    Member                          (1995-present), Investors Bank & Trust Corporation
DOB: 5/31/46                     Kayne Funds                        (1995-present), Stifel Financial (1996-present), Connecticut
                                  since 2002                        River Bancorp (1998-present), Connecticut River Bank
                                                                    (1999-present), Trust Company of New Hampshire (2002-present).
                                                                    Director and Treasurer, Endowment for Health, Inc.
                                                                    (2000-present). Chairman, Emerson Investment Management, Inc.
                                                                    (2000-present). Vice Chairman, Massachusetts Housing Partnership
                                                                    (1994-1999). Director, Blue Cross and Blue Shield of New
                                                                    Hampshire (1994-1999), AIB Govett Funds (1991-2000) and Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001), 1Mind, Inc. (2000-2002), 1Mind.com, Plymouth Rubber
                                                                    Co. (1995-2003). Member, Chief Executives Organization
                                                                    (1996-2001).

Donald B. Romans                   Nominee              27          Currently retired. President, Romans & Company (private
39 S. Sheridan Road                                                 investors and financial consultants) (1987-2003).
Lake Forest, IL 60045                                               Trustee/Director, Phoenix Funds Complex (1985-present).
DOB:  4/22/31                                                       Trustee, Burnham Investors Trust (5 portfolios) (1967-2003).

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Richard E. Segerson                Nominee              27          Managing Director, Northway Management Company
Northway Management                                                 (1998-present). Trustee/Director, Phoenix Funds Complex
   Company LLC                                                      (1988-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L. J. Verdonck           Nominee              27          Trustee/Director, Banco Urguijo (Chairman). Trustee/Director,
Nederpolder, 7                                                      Phoenix Funds Complex (2004-present). Trustee/Director EASDAQ
B-9000 Gent, Belgium              Currently                         (Chairman), The Fleming Continental European Investment
DOB: 7/30/42                      Consulting                        Trust, KBC Lease (Honorary), Groupe SNEF, Degussa Antwerpen
                                  Committee                         N.V., Santans N.V., Laco N.V. Managing Director, Almanij
                                    Member                          N.V. (1992-2003); Trustee/Director (1992-2003), KBC Bank and
                                  Kayne Fund                        Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                  since 2002                        (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                    Luzembougeoise (1992-2003), Investco N.V. (1992-2003),
                                                                    Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                    N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                                    Commerce for Belgium and Luxemburg, Phoenix Investment
                                                                    Partners, Ltd. (1995-2001).

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
Lowell P. Weicker, Jr.             Nominee              27          Director, Medallion Financial New York (2003-present),
200 Duke Street                                                     Compuware (1996-present), WWF, Inc. (2000-present).
Alexandria, VA 22314                                                President, The Trust for America's Health (non-profit)
DOB: 5/16/31                                                        (2001-present). (Trustee/Director), Phoenix Funds Complex
                                                                    (1995-present). Director, UST, Inc. (1995-2004) ), HPSC Inc.
                                                                    (1995-2004).

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
*Marilyn E. LaMarche               Nominee              32          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           Currently                         (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,             Consulting                        (2001-present) and Phoenix Life Insurance Company
59th Floor                        Committee                         (1989-present). Trustee/Director, Phoenix Funds Complex
New York, NY 10020                  Member                          (2002-present).
DOB: 5/11/34                      Kayne Fund
                                  since 2002

**Philip R. McLoughlin             Nominee              68          Director, PXRE Corporation (Delaware) (1985-present), World
  DOB: 10/23/46                   Currently                         Trust Fund (1991-present).  Management Consultant
                                   Trustee/                         (2002-2004), Chairman (1997-2002), Chief Executive Officer
                                   Chairman                         (1995-2002), Director (1995-2002) and Vice Chairman
                                  Kayne Fund                        (1995-1997), Phoenix Investment Partners, Ltd. Director and
                                  since 2002                        Executive Vice President, The Phoenix Companies, Inc.
                                     and                            (2000-2002).  Director (1994-2002) and Executive Vice
                                  Seneca Fund                       President, Investments (1987-2002), Phoenix Life Insurance
                                    Since                           Company. Director (1983-2002) and Chairman (1995-2002),
                                     2000                           Phoenix Investment Counsel, Inc. Director (1982-2002) and
                                                                    President (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC (2001-2002).
                                                                    Director (2001-2002) and President (April 2002-September 2002),
                                                                    Phoenix

                                                  INDEPENDENT NOMINEES (CONTINUED)

                                POSITION WITH      NUMBER OF
                                  THE TRUST      PORTFOLIOS IN
         NAME, ADDRESS,         AND LENGTH OF     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
       AND DATE OF BIRTH         TIME SERVED   OVERSEEN BY TRUSTEE   DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY NOMINEE
       -----------------         -----------   -------------------   -----------------------------------------------------------
**Philip R. McLoughlin                                              Investment Management Company. Director and Executive Vice
    (continued)                                                     President, Phoenix Life and Annuity Company (1996-2002).
                                                                    Director (1995-2000) and Executive Vice President (1994-2002)
                                                                    and Chief Investment Counsel (1994-2002), PHL Variable Insurance
                                                                    Company. Director, Phoenix National Trust Holding Company
                                                                    (2001-2002). Director (1985-2002) and Vice President (1986-2002)
                                                                    and Executive Vice President (2002-2002), PM Holdings, Inc.
                                                                    Director, W.S. Griffith Associates, Inc. (1995-2002). Director
                                                                    (1992-2002) and President (1993-1994), W.S. Griffith Securities,
                                                                    Inc.

 *Ms. LaMarche is an "interested person" as defined in the 1940 Act, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

**Mr. McLoughlin is an "interested person" as defined in the Investment Company
  Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

RELATIONSHIPS OF CERTAIN NOMINEES
    Under applicable requirements, each independent Nominee (or an immediate family member thereof) who had any direct or indirect interest, the value of which exceeds $60,000, during the two most recently completed calendar years, in the Trust's Advisers, Kayne Adviser and PIC, the principal underwriter of the Trust, Phoenix Equity Planning Corporation, or any entity controlling, controlled by or under common control with the Kayne Adviser, PIC or Phoenix Equity Planning Corporation (not including registered investment companies) must disclose any such relationship.

    Mr. Oates is Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly, IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of PIC owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.

NOMINEE OWNERSHIP OF EQUITY SECURITIES
    Set forth below for each Nominee is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Trust, as of December 31, 2003.


                                                            AGGREGATE DOLLAR
                                                            RANGE OF NOMINEE
                           DOLLAR RANGE                     OWNERSHIP IN ALL
                                OF        DOLLAR RANGE OF    FUNDS OVERSEEN
                              EQUITY           EQUITY         BY NOMINEE IN
                            SECURITIES       SECURITIES         FAMILY OF
                          OF THE KAYNE     OF THE SENECA       INVESTMENT
   NAME OF NOMINEE             FUND             FUND            COMPANIES
   ---------------             ----             ----            ---------
E. Virgil Conway               None             None           $1-$10,000
Harry Dalzell-Payne            None             None              None
S. Leland Dill                 None             None              None
Francis E. Jeffries            None             None          Over $100,000
Leroy Keith, Jr.               None             None              None
Marilyn E. LaMarche            None             None              None
Philip R. McLoughlin           None          $1-$10,000       Over $100,000
Geraldine M. McNamara          None             None              None
Everett L. Morris              None             None          Over $100,000
James M. Oates                 None             None          Over $100,000
Donald E. Romans               None             None          Over $100,000
Richard E. Segerson            None             None          Over $100,000
Ferdinand L.J. Verdonck        None             None              None
Lowell P. Weicker, Jr.         None             None              None

COMPENSATION OF CURRENT TRUSTEES
    During the Kayne Fund's fiscal year ended December 31, 2004, the Nominees who were not previously Trustees of the Kayne Fund received no compensation from the Kayne Fund. However, the Nominees who are currently the Trustees of the Kayne Fund received the following compensation:

                                   AGGREGATE     TOTAL COMPENSATION
                                  COMPENSATION   FROM KAYNE FUND AND
                                    FROM THE      FUND COMPLEX PAID
   NAME                            KAYNE FUND        TO TRUSTEES
   ----                            ----------        -----------
   E. Virgil Conway                 $20,699           $186,500
   **Carl D. Covitz                  $6,000             $4,000
   Harry Dalzell-Payne              $21,573           $169,875
   *Marilyn E. LaMarche              $8,261            $63,750
   Philip R. McLoughlin                None             $6,000
   Geraldine M. McNamara            $24,440           $167,125
   Everett L. Morris                $17,380           $181,500
   *James M. Oates                  $10,162           $113,375
   *Ferdinand L. J. Verdonck         $7,964            $17,750
   **William H. Waldorf              $6,000             $4,000

    The Kayne Fund has established a Consulting Committee consisting of those former Independent Trustees of the Kayne Fund who accepted the Board's invitation to become a member and of certain other individuals identified by Phoenix management. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. The Committee's members are appointed for a two-year term and are paid an annual stipend of $8,000, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board and its members attend only those meetings to which they are invited by the Chairman of the Board of Trustees. The Consulting Committee members are noted above with one or two asterisks.

*Ms. LaMarche's and Messrs. Oates' and Verdonck's terms were extended past the original arrangement date of November 30, 2004 until they are elected to the Board.

**Messrs. Covitz and Waldorf were no longer members of the Consulting Committee as of November 30, 2004.

    During the Seneca Fund's fiscal year ended September 30, 2004, the Nominees who were not previously Trustees of Seneca Fund received no compensation from the Seneca Fund. However, the Nominees who are currently Trustees of the Seneca Fund received the following compensation:

                                                     TOTAL COMPENSATION FROM
                                   AGGREGATE             SENECA FUND AND
                                 COMPENSATION           FUND COMPLEX PAID
NAME                         FROM THE SENECA FUND          TO TRUSTEES
----                         --------------------          -----------
E. Virgil Conway                    $7,375                  $180,375
Harry Dalzell-Payne                 $5,923                  $155,375
Philip R. McLoughlin                 None                     None
Geraldine M. McNamara               $6,023                  $149,375
Everett L. Morris                   $8,101                  $175,631

    The Kayne Fund and Seneca Fund do not maintain pension or retirement plans. However, the Phoenix Funds has a deferred compensation plan.


    With respect to the Kayne Fund, each Trustee who is currently not an interested person of Kayne Advisers, or any of its affiliates, was entitled under a fee structure in place from January 1, 2004 through June 30, 2004 to a fee of $2000 for each Board meeting attended and a fee of $250 for each committee meeting attended, excluding the Consulting Committee, for which each committee member was paid an annual stipend of $8,000 through November 30, 2004. From July 1, 2004 through December 31, 2004, each Trustee who is not currently an interested person of Kayne Advisers or any of its affiliates, was entitled to a consolidated fee schedule that applies across all funds in the Phoenix Fund complex. This schedule consists of an annual retainer of $53,000 for Board members, $5,000 for Audit Committee members, $2,000 for Governance and Nominating Committee members and $5,000 for Executive and Compliance Committee members. Each Board member was entitled to a fee of $2,500 for each in person meeting and $1,250 for each telephonic meeting. Each Audit Committee member was entitled to $3,000 for each in person meeting and $1,500 for each telephonic meeting. Each Governance and Nominating Committee member was entitled to $2,000 for each meeting attended in person and $1,000 for each telephonic meeting. Each Executive and Compliance Committee member was entitled to $5,000 for each meeting attended in person and $1,250 for each telephonic meeting. The Chairperson of the Audit Committee receives an additional $5,000 retainer fee.

    With respect to the Seneca Fund, each Trustee who is currently not an interested person of PIC, or any of its affiliates, was entitled under a fee structure in place from October 1, 2003 through June 30, 2004 to a fee of $500 for each Board meeting attended and a fee of $250 for each committee meeting attended. From July 1, 2004 through September 30, 2004, each Trustee who is not currently an interested person of PIC or any of its affiliates, was entitled to a consolidated fee schedule that applies across all funds in the Phoenix Fund complex. This schedule consists of an annual retainer of $53,000 for Board members, $5,000 for Audit Committee members, $2,000 for Governance and

Nominating Committee members and $5,000 for Executive and Compliance Committee members. Each Board member was entitled to a fee of $2,500 for each in person meeting and $1,250 for each telephonic meeting. Each Audit Committee member was entitled to $3,000 for each in person meeting and $1,500 for each telephonic meeting. Each Governance and Nominating Committee member was entitled to $2,000 for each meeting attended in person and $1,000 for each telephonic meeting. Each Executive and Compliance Committee member was entitled to $5,000 for each meeting attended in person and $1,250 for each telephonic meeting. The Chairperson of the Audit Committee receives an additional $5,000 retainer fee.

    The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Advisers, or an affiliate of the Advisers, and receive no compensation from the Trust.

CURRENT BOARD COMMITTEES AND MEETINGS
    The Partners Board has established an Audit Committee. The Committee reviews the Trust's financial reporting procedures, their system of internal control and the independent audit process. The Committee also reviews the Trust's procedures for monitoring compliance with investment restrictions, applicable laws and regulations and the Code of Ethics. The Audit Committee currently consists of E. Virgil Conway, Harry Dalzell-Payne, Geraldine M. McNamara and Everett L. Morris.

    The Partners Board has established a Governance and Nominating Committee. The Governance and Nominating Committee identifies, evaluates and ultimately selects nominees for election to the Board. They are also charged with the responsibility of developing and recommending to the Board a set of governance principles applicable to the Trust. The members of the Governance and Nominating Committee of the Trust include all of the Independent Trustees. The Governance and Nominating Committee currently consists of E. Virgil Conway, Harry Dalzell-Payne, Geraldine M. McNamara and Everett L. Morris.

    The Partners Board has established an Executive and Compliance Committee. The Executive and Compliance Committee assists the Partners Board in effectively performing its functions. It is the responsibility of the committee to facilitate efficient management of the Kayne and Seneca Funds by exercising all powers of the Board which may be lawfully delegated when the Board is not in session, subject to certain limitations. The Executive and Compliance Committee currently consists of E. Virgil Conway, Philip R. McLoughlin, Geraldine M. McNamara and Everett L. Morris with respect to the Kayne Fund and E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara and Everett L. Morris with respect to the Seneca Fund.

    The Partners Board with respect to the Kayne Fund held eleven Board meetings, the Audit Committee held four meetings, the Governance and Nominating Committee held three meetings and the Executive and Compliance Committee held no meetings during the fiscal year ended December 31, 2004. The Partners Board with respect to the Seneca Fund held nine Board meetings, the Audit Committee held four meetings, the Governance and Nominating Committee held two meetings and the Executive and Compliance Committee held no meetings during the fiscal year ended September 30, 2004. Each Trustee was present for at least 75% of the total number of meetings of the Board, or of the Board and Audit Committee, Governance and Nominating Committee, and Executive and Compliance Committee.

    The independent Trustees have not established a formal policy regarding consideration of any trustee candidates recommended by shareholders, but will consider any such candidate as the independent Trustees currently consider candidate recommendations from a variety of sources. Shareholders wishing to submit candidate recommendations for future consideration should send a letter to any of the Governance and Nominating Committee members, including all relevant information pertaining to the candidate, at the address of the Trust. Such communication will be reviewed by the Governance and Nominating Committee and, accordingly, the Governance and Nominating Committee does not believe that a more formal policy is necessary at this time.

    The Governance and Nominating Committee has not set out specific, minimum qualifications that must be met by a candidate for consideration for a position on the Board. In evaluating and nominating candidates, including candidates recommended by shareholders, the Governance and Nominating Committee considers such factors as: (a) the knowledge and expertise of the candidates in terms of such matters as, but not limited to, mutual fund governance, relevant laws and fund policies, and evidence of sound business judgment obtained through experience (not necessarily with mutual funds) dealing with regulatory, management, technical or financial issues; (b) the "independence" of the candidates with regard to the 1940 Act, as well as any actual or perceived affiliations or relationships with Management; (c) their perceived ability to effectively and appropriately contribute to the ongoing functions of the Board, including, without limitation, their work ethic, personal integrity, ability to attend meetings and their ability to add unique, specific or otherwise valuable viewpoints; (d) whether or not any other more qualified candidates have come forward expressing an interest to serve as trustees; (e) the compatibility of any possible recommendation in terms of existing board composition and anticipated transitions; and (f) such other factors as the Governance and Nominating Committee deem relevant.

    The Partners Board has not established a formal process for shareholders to send communications to the Board. The Board believes that those communications sent to the address of the Trust and addressed to the Board will be sent to the Board. This being the case, the Board does not believe that a formal process is necessary at this time.

    The Phoenix Funds Nominating Committee has not established a formal policy regarding consideration of any trustee candidates recommended by shareholders, but would consider any such candidate as the Phoenix Funds Governance and Nominating Committee currently considers candidate recommendations from a variety of sources. The Phoenix Funds Board has not established a formal process for shareholders to send communications to the Board.

EXECUTIVE OFFICERS
    The following table sets forth certain information about the Executive Officers of the Trust. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480.

                                                         EXECUTIVE OFFICERS

                                      POSITION WITH THE
      NAME, DATE OF BIRTH         KAYNE OR SENECA FUND AND                        PRINCIPAL OCCUPATIONS DURING
          AND ADDRESS               LENGTH OF TIME SERVED                             THE LAST FIVE YEARS
          -----------               ---------------------                             -------------------
Allan M. Rudnick                President and Chief          President and Chief Investment Officer, Kayne Anderson Rudnick
Kayne Anderson Rudnick          Investment Officer since     Investment Management, LLC (1989-present). Trustee, Phoenix-Kayne
Investment Management, LLC      1995; Chief Executive        Funds (1995-2002).
1800 Avenue of the Stars        Officer Since 2002.
Suite 200
Los Angeles, CA 90067           Kayne Fund
DOB: 6/20/40

Gail P. Seneca                  President since 1996.        President and Chief Executive and Investment Officer, Seneca Capital
909 Montgomery Street                                        Management LLC (1996-present). Managing Director, Equities, Phoenix
San Francisco, CA 94133         Seneca Fund                  Investment Counsel, Inc. (1998-present). Managing General Partner
DOB: 3/7/53                                                  and Chief Executive and Investment Officer, GMG/Seneca Capital
                                                             Management LP (1989-present). President, GenCap, Inc.
                                                             (1994-present). Trustee, Phoenix-Seneca Funds (1996-2000).

                                                   EXECUTIVE OFFICERS (CONTINUED)

                                      POSITION WITH THE
      NAME, DATE OF BIRTH         KAYNE OR SENECA FUND AND                        PRINCIPAL OCCUPATIONS DURING
          AND ADDRESS               LENGTH OF TIME SERVED                             THE LAST FIVE YEARS
          -----------               ---------------------                             -------------------
George Aylward                  Executive Vice President     Senior Vice President and Chief Operating Officer, Asset Management,
DOB:  8/17/64                   since 2004.                  The Phoenix Companies, Inc. (2004-present). Executive Vice
                                                             President and Chief Operating Officer, Phoenix Investment Partners,
                                Kayne and Seneca Funds       Ltd. (2004-present). Vice President, Phoenix Life Insurance Company
                                                             (2002-2004). Vice President, The Phoenix Companies, Inc.
                                                             (2001-2004). Assistant Controller, Phoenix Investment Partners,
                                                             Ltd. (1996-2001).

Francis G. Waltman              Senior Vice President        Senior Vice President (2004-present); Vice President, Chief
DOB: 7/27/62                    since 2004.                  Administrative Officer (2003-2004), Private Client Group
                                                             (1999-2003), Vice President (1995-1999), Phoenix Investment
                                Kayne and Seneca Funds       Partners, Ltd., Senior Vice President, Phoenix Fund Complex
                                                             (1994-present).

Nancy G. Curtiss                Treasurer since 2000.        Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                                                Assistant Treasurer (2001-2003), Vice President, Operations (2003,
                                Seneca Fund                  present), Phoenix Equity Planning Corporation. Treasurer, certain funds within the Phoenix Fund Complex (1994-present).

                                                   EXECUTIVE OFFICERS (CONTINUED)

                                      POSITION WITH THE
      NAME, DATE OF BIRTH         KAYNE OR SENECA FUND AND                        PRINCIPAL OCCUPATIONS DURING
          AND ADDRESS               LENGTH OF TIME SERVED                             THE LAST FIVE YEARS
          -----------               ---------------------                             -------------------
Ralph Walter                    Chief Operating Officer      Chief Operating Officer and Treasurer, Kayne Anderson Rudnick
Kayne Anderson Rudnick          and Treasurer since 2000;    Investment Management, LLC (2000-present). Chief Administrative
Investment Management, LLC      Chief Financial Officer      Officer ABN AMRO (1986-2000).
1800 Avenue of the Stars        since 2002.
Suite 200
Los Angeles, CA 90067           Kayne Fund
DOB: 11/25/46

Matthew A. Swendiman            Vice President, Counsel,     Counsel, Phoenix Life Insurance Company (2002-present). Vice
One American Row                Chief Legal Officer and      President, Counsel, Chief Legal Officer and Secretary, certain of
Hartford, CT 06102              Secretary since 2004.        the funds within the Phoenix Fund Complex (2004-present). Assistant
DOB: 4/5/73                                                  Vice President and Assistant Counsel, Conseco Capital Management
                                Kayne and Seneca Funds       (2000-2002).

VOTING REQUIREMENTS
    The fourteen nominees receiving the highest number of votes will be elected, provided that at least 33-1/3% of the Seneca Fund's and 40% of the Kayne Fund's outstanding voting securities are present at the meeting, in person or by proxy.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES.

                         INVESTMENT ADVISER, UNDERWRITER
                                AND ADMINISTRATOR

    Kayne Anderson Rudnick Investment Management, LLC, 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480 are the Kayne Fund's and the Seneca Fund's Advisers, respectively. Seneca Capital Management, LLC, 909 Montgomery Street, San Francisco, CA 94133 serves as Subadviser to the Seneca Funds.

    Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trust's underwriter and financial agent/administrator.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

    The Partners Board, including all of the independent Trustees, has approved the selection of PricewaterhouseCoopers LLP ("PwC") as the Kayne Fund's and Seneca Fund's independent registered public accounting firm for the 2005 fiscal years ending December 31, 2005 and September 30, 2005, respectively. The financial statements included in the Trust's Annual Reports have been examined by PwC. Representatives of PwC are not expected to be present at the Special Meeting of Shareholders, but have been given the opportunity to make a statement if they so desire and will be available by telephone during the meeting to respond to appropriate questions.

    The SEC's auditor independence rules require the Audit Committee of the Trust to pre-approve (a) all audit and permissible non-audit services provided by the Trust's registered independent public accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust's independent auditors to the Trust's investment Advisers and any entity controlling, controlled by or under common control with the investment Advisers that provides ongoing services to the Trust (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

    The aggregate fees billed by Briggs Bunting Dougherty LLP for 2002 and by PwC for 2003 and 2004 for the indicated services rendered to the Trust for the last two fiscal years were:

    KAYNE FUND
   FISCAL YEAR
      ENDED                            AUDIT-                         ALL OTHER
   DECEMBER 31        AUDIT FEES   RELATED FEES(1)      TAX FEES(2)      FEES
   -----------        ----------   ------------         --------         ----
       2002            $51,000          $0               $5,000           $0
       2003           $102,600          $0              $20,500           $0


   SENECA FUND
   FISCAL YEAR
      ENDED                            AUDIT-                         ALL OTHER
   SEPTEMBER 30        AUDIT FEES   RELATED FEES(1)      TAX FEES(2)     FEES
   ------------        ----------   ------------         --------        ----
       2003            $81,060          $0              $14,750           $0
       2004            $81,060          $0              $14,500           $0

(1) "Audit-Related Fees" are those related to performance of the audit and review of the Trust's financial statements not disclosed under "Audit Fees."

(2) "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statements, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

    None of the hours expended by PwC on the audit of the Trust's financial statements for the fiscal year ended December 31, 2003 for the Kayne Fund and for the fiscal years ended September 30, 2003 and 2004 for the Seneca Fund were attributed to work performed by individuals other than PwC full-time, permanent employees.

    The aggregate non-audit fees not requiring preapproval billed by Briggs Bunting in 2002 and by PwC to PIC and other Affiliated Services Providers for 2003 and 2004, the Trust's last two fiscal years were:

     KAYNE FUND
  FISCAL YEAR ENDED           AUDIT-
     DECEMBER 31          RELATED FEES(1)        TAX FEES(2)   ALL OTHER FEES(3)
     -----------          ------------           --------      --------------
        2002                    $0                $5,000           $34,000
        2003                 $112,750            $92,567           $51,072

    SENECA FUND
  FISCAL YEAR ENDED           AUDIT-
    SEPTEMBER 30          RELATED FEES(1)        TAX FEES(2)   ALL OTHER FEES(3)
    ------------          ------------           --------      --------------
        2003                  $75,000            $62,050           $13,230
        2004                  $69,700            $42,825          $273,403

(1) "Audit-Related Fees" are those related to performance of a review of the transfer agent operations of Phoenix Equity Planning Corporation, the Trust's transfer agent.

(2) "Tax Fees" are those primarily associated with consultations on tax matters and tax compliance services.

(3) "All Other Fees" were those related to non-financial information system consulting services.

    The Partners Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust's Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval"). The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Partners Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Board meeting. There were no services requested that required pre-approval for the Trust.

    The non-audit services provided to the Kayne Adviser and to PIC and other Affiliated Service Providers for the year 2002 were not preapproved under the Trust's current pre-approval policy as such services were contracted or rendered prior to implementation of the SEC's auditor independence rules. However, the non-audit services provided to the Kayne Adviser and to PIC and other Affiliated Service Providers for the years 2003 and 2004 were preapproved pursuant to the SEC's auditor independence rules. The Audit Committee of the Trust has considered and determined that the provision of non-audit services provided to the Kayne Adviser and to PIC and other Affiliated Service Providers that were not pre-approved in accordance with the Trust's pre-approval policy is compatible with PwC's independence. In accordance with Independence Standards Board No. 1, PwC, the registered independent public auditors for the Trust's most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

                       THE TRUSTEES RECOMMEND A VOTE "FOR"
                                 PROPOSAL NO. 2.


                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

OTHER MATTERS
    As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS
    The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

    All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                              By Order of the Board of Trustees,




                                              MATTHEW A. SWENDIMAN,
                                              Secretary

Hartford, Connecticut
January 5, 2005

                               PHOENIX-KAYNE FUNDS
                       1800 AVENUE OF THE STARS, 2ND FLOOR
                              LOS ANGELES, CA 90067

                                       AND

                              PHOENIX-SENECA FUNDS
                              909 MONTGOMERY STREET
                             SAN FRANCISCO, CA 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 15, 2005


                                      PROXY

     The undersigned shareholder of Phoenix-Kayne Funds or Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Matthew A. Swendiman, and each of them, proxies and attorneys of the undersigned, with full power of substitution of each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on February 15, 2005 at the offices of the Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions or through the Internet for the Phoenix-Kayne Funds at www.eproxyvote.com/kayne or for the Phoenix-Seneca Funds at www.eproxyvote.com/seneca and following the instructions given there. Please be sure to have this proxy card in hand when voting either by telephone or Internet. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the proposals. If no direction is made for the Proposals, this proxy will be voted "FOR" such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS VOTES
                               "FOR" THE PROPOSALS.

                                      ACCOUNT NUMBER:
                                                       -------------------------
                                              SHARES:
                                                       -------------------------
                                         CONTROL NO.:
                                                       -------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR OUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL
1.   ELECTION OF TRUSTEES
     To reconstitute the Board of Trustees and             Withhold      For All
elect fourteen Trustees (except as marked to      For      Authority     Except
the contrary below)                               [ ]         [ ]          [ ]

   E. Virgil Conway.............................________________________________
   Harry Dalzell-Payne..........................________________________________
   S. Leland Dill...............................________________________________
   Francis E. Jeffries..........................________________________________
   Leroy Keith, Jr..............................________________________________
   Marilyn E. LaMarche..........................________________________________
   Philip R. McLoughlin.........................________________________________
   Geraldine M. McNamara........................________________________________
   Everett L. Morris............................________________________________
   James M. Oates...............................________________________________
   Donald B. Romans.............................________________________________
   Richard E. Segerson..........................________________________________
   Ferdinand L. J. Verdonck.....................________________________________
   Lowell P. Weicker, Jr........................________________________________

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDEPENDENT NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2.   RATIFICATION OF AUDITORS
     To ratify the Board's selection of
PricewaterhouseCoopers LLP as the
Phoenix-Kayne Funds and the
Phoenix-Seneca Funds Independent
Registered Public Accounting Firm for
the 2005 Fiscal Years ending December 31,        For       Against      Abstain
2005 and September 30, 2005, respectively.       [ ]         [ ]          [ ]

3. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH, IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. THIS PROXY MAY BE REVOKED BY THE SHARHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------  ----------------  ------------------------------

------------------------------  ----------------  ------------------------------
Signature                         Date           Signature (Joint Owners) Date
(PLEASE SIGN WITHIN BOX)